SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 27, 2009

                      BNY/IVY MULTI-STRATEGY HEDGE FUND LLC
                                  (the "Fund")


     This Supplement amends the Prospectus of the Fund, dated February 27, 2009. Capitalized terms used in this Supplement but not defined herein have the same meanings ascribed to them in the Prospectus.

     THE SECTION OF THE PROSPECTUS CAPTIONED "MANAGEMENT OF THE FUND - THE FUND'S PORTFOLIO MANAGER" IS REPLACED IN ITS ENTIRETY AND IS AMENDED TO READ AS
FOLLOWS:

     THE FUND'S PORTFOLIO MANAGERS

     The Fund's investment adviser, Ivy Asset Management LLC, has established an investment committee (the "Investment Committee") that is responsible for the day-to-day management of the Fund's portfolio of investments and makes all decisions regarding the investment of the Fund's assets. The Chair of the Investment Committee is Fred P. Sloan. All investment decisions are collectively made by the following persons who serve as voting members of the Investment
Committee:

NAME                   TITLE, LENGTH OF SERVICE AND BUSINESS EXPERIENCE IN
                       LAST FIVE YEARS
Joseph J. Burns        Mr. Burns serves as Managing  Director,  Investments  and
                       Head of Investments, Europe and Asia for the Adviser. He joined the Adviser in June 2001.

Sean P. Cumiskey       Mr. Cumiskey serves as Managing  Director and Global Head
                       of the Investments Products and Solutions Group for the Adviser. He joined the Adviser in May 2004.

Farzine C. Hachemian   Mr.  Hachemian serves as Managing  Director,  Investments
                       and is Head of Portfolio Management for the Adviser. He joined the Adviser in May 2007. He was the Founder and Managing Partner of Celestar Capital Advisors (2003 -
                       2007).

Lawrence R.            Mr.  Morgenthal  serves as  Managing  Director  and Chief
Morgenthal             Operating  Officer of the Adviser.  He joined the Adviser
                       in February 2009. He was the Managing  Director for Acorn
                       Partners  (2008 - 2009)  and  Managing  Partner  for Opus
                       Capital Group (2006 - 2008).

Fred P. Sloan          Mr.  Sloan  serves  as    Managing  Director  and   Chief
                       Investment Officer of the Adviser. He joined the Adviser in February 2009. He previously served as Principal of Island Brook Capital LLC (2007 - 2009) and President of
                       Kemnay Advisory Services, Inc. (2001 - 2007).

Gregory B. van         Mr.  van  Inwegen  serves as Managing  Director and Chief
Inwegen                Investment  Risk  Officer of the  Adviser.  He joined the
                       Adviser in November 2004. Previously,  he was Director of
                       Quantitative  Research  for  Rydex  Investments (2/2004 -
                       11/2004).



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The Fund's Statement of Additional  Information provides additional  information about the compensation of members of the Investment Committee, other accounts managed by them, and their ownership of Interests.

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                 The date of this Supplement is June 30, 2009.